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Exhibit 99(a)(1)(B)

         LETTER OF TRANSMITTAL

To Tender American Depositary Shares

Evidenced by American Depositary Receipts

of

TDC A/S

Pursuant to

RECOMMENDED TENDER OFFER

To

THE SHAREHOLDERS

for all shares and

all American Depositary Shares evidenced by

American Depositary Receipts

of

TDC A/S

submitted by

Nordic Telephone Company ApS

        THE OFFER PERIOD WILL EXPIRE AT 06.01H CENTRAL EUROPEAN TIME, 00.01H NEW YORK CITY TIME ON 12 JANUARY 2006, UNLESS EXTENDED (THE "OFFER PERIOD"). HOLDERS OF TDC SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE TENDER OFFER DURING THE OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF.

The U.S. Settlement Agent for the Offer is:

Mellon Investor Services

By Mail: Attn: Reorganization Dept. PO Box 3301 South Hackensack, NJ 07606	By Overnight Courier: Attn: Reorganization Dep. 480 Washington Blvd. Mail Drop-Reorg Jersey City, NJ 07310	By Hand: Attn: Reorganization Dept. 120 Broadway 13th Floor New York, NY 10275

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE U.S. SETTLEMENT AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW.

        THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. HOLDERS OF TDC ADSs WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE OFFER PERIOD.

HOLDERS OF ADSs EVIDENCED BY ADRs (EACH AS DEFINED BELOW) WILL RECEIVE PAYMENT IN U.S. DOLLARS INSTEAD OF DANISH KRONER.

DESCRIPTION OF AMERICAN DEPOSITARY SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADRs)	ADSs Tendered (Attach additional list if necessary)

	ADR Number(s)(1)	Total Number of ADSs Represented By ADRs(2)	Number of ADSs Tendered

Total Number of ADSs

(1)	Need not be completed by holder of ADSs whose ADSs are held in book-entry form.
(2)	Unless otherwise indicated, it will be assumed that all ADSs represented by ADRs delivered to the U.S. Settlement Agent are being tendered hereby. See Instruction 4.

        The names and addresses of the registered holders of the tendered ADSs should be printed, if not already printed above, exactly as they appear on the ADRs, if any, tendered hereby.

        Only use this Letter of Transmittal if you are tendering ADSs of TDC A/S (the "Company"). You cannot use this Letter of Transmittal to tender Shares of the Company, which are to be tendered instead using a separate Form of Acceptance being provided to holders of Shares.

        "Shares" are the shares of DKK5 each of the Company, a public limited liability company incorporated under the laws of Denmark. "ADSs" are American Depositary Shares, each representing one-half of one Share, which are either held in book-entry form within The Depository Trust Company ("DTC") booking system or evidenced by American Depositary Receipts ("ADRs"). You may consult Section 4 of the Offer Document, "Terms, conditions and acceptance procedure for the Tender Offer—Acceptance Procedure" for further details on the appropriate method for tendering your ADSs and Shares.

        If you have further questions regarding the appropriate method for tendering your ADSs, you can call the information hotline established by Innisfree M&A Incorporated at 00 800 7710 9971 (toll-free in the EU) or +1 877 825 8631 (toll-free in the U.S. and Canada).

        This Letter of Transmittal is to be used if ADRs evidencing ADSs are to be forwarded herewith or, unless an Agent's Message (as defined in Section 4, "Terms, conditions and acceptance procedure for the Tender Offer—Acceptance Procedure" of the Offer Document) is utilized, if delivery of ADSs is to be made by book-entry transfer to an account maintained by the U.S. Settlement Agent at DTC (the "Book-Entry Transfer Facility") and pursuant to the procedures set forth in Section 4, "Terms, conditions and acceptance procedure for the Tender Offer—Acceptance Procedure" of the Offer Document. Holders who tender ADSs by book-entry transfer are referred to herein as "Book-Entry Stockholders."

        Holders of ADSs whose ADRs evidencing such ADSs are not immediately available or who cannot deliver their ADRs and all other required documents to the U.S. Settlement Agent prior to the expiration of the Offer Period (as defined in the Offer Document), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their ADSs represented by ADRs according to the guaranteed delivery procedure set forth in the Offer Document. See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the U.S. Settlement Agent.

        Holders of ADSs will be able to withdraw their acceptances at any time prior to the end of the Offer Period, including if a higher price for the ADSs is offered by another party other than the Bidder through another tender offer or otherwise, without having to provide any explanation of their reasons. The procedure for withdrawing ADSs is described in Section 4, "Terms, conditions and acceptance procedure for the Tender Offer – Withdrawal Rights."

☐
CHECK HERE IF TENDERED AMERICAN DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE U.S. SETTLEMENT AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
Account Number
Transaction Code Number
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CHECK HERE IF TENDERED AMERICAN DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. SETTLEMENT AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
Window Ticket Number (if any) or DTC Participant Number
Date of Execution of Notice of Guaranteed Delivery
Name of Institution that Guaranteed Delivery
If delivered by book-entry transfer:
Name of Tendering Institution
Account Number
Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby instructs the U.S. Settlement Agent (as defined below) to accept the Offer (as defined below) by Nordic Telephone Company ApS, a private limited liability company organized under the laws of Denmark (the "Bidder"), to purchase all of the (i) shares ("Shares") and (ii) American Depositary Shares ("ADSs"), each representing one-half of one share and represented by American Depositary Receipts ("ADRs"), of TDC A/S, a public limited liability company incorporated under the laws of Denmark (the "Company"), at a purchase price of DKK382 per Share and the U.S. dollar equivalent of DKK191 per ADS, respectively, net to the seller in cash without interest thereon, subject to adjustment and upon the terms and subject to the conditions as described in the Offer Document dated 2 December 2005 (the "Offer Document") and in this Letter of Transmittal (which together constitute the "Offer").

        The undersigned hereby acknowledges that delivery of this Letter of Transmittal, ADRs evidencing tendered ADSs (or book-entry transfer of such ADSs evidenced by ADRs) and any other required documents to the U.S. Settlement Agent by a holder of ADSs will be deemed (without any further action by the U.S Settlement Agent) to constitute acceptance of the Offer by such holder in respect of such holder's ADSs, subject to the terms and conditions set forth in the Offer Document and this Letter of Transmittal. The Bidder reserves the right to treat as valid in whole or in part any acceptance of the Offer which is not entirely in order or which is not accompanied by (as applicable) the relevant ADRs and/or other document(s) of title or which is received by it at a place or places other than as set out in the Offer Document or this Letter of Transmittal.

        Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all Conditions (as defined in the Offer Document) of the Offer have been satisfied, fulfilled or, to the extent permitted, waived (at which time the Bidder will give notice thereof to the U.S. Settlement Agent), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, all rights, title and interest in and to all ADSs evidenced by ADRs with respect to which the Offer is being accepted (and any and all ADSs or other securities or rights issuable in respect of ADSs) and irrevocably constitutes and appoints Mellon Investor Services LLC (the "U.S. Settlement Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any such other ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver ADRs for such ADSs (and any such other ADSs, securities or rights) or accept transfer of ownership of ADSs (and any such other ADSs, securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Bidder, (ii) present such ADRs for such ADSs or (and any such other ADSs, securities or rights) for transfer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other ADSs, securities or rights), all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the directors or officers of the Bidder or one or more of its affiliates, and any individual who shall thereafter succeed to any such office, and each of them, and any other designees of the Bidder, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any meeting of TDC's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the ADSs (and any other ADSs, securities or rights) tendered hereby and accepted for payment by the Bidder. This appointment will be effective if and when, and only to the extent that, the Bidder accepts such ADSs for payment pursuant to the Offer following the satisfaction of the Conditions to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such ADSs in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ADSs (and any other ADSs, securities or rights), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the beneficial ownership of the ADSs tendered hereby and any such other ADSs securities or rights, and that, when the same are accepted for payment by the Bidder, the Bidder will acquire good, marketable and unencumbered title thereto and to all other ADSs, securities or rights, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Settlement Agent or the Bidder to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby and all other ADSs, securities or rights. In addition, the undersigned shall remit and transfer promptly to the U.S. Settlement Agent for the account of the Bidder all other ADSs, securities or rights in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Bidder shall be entitled to all rights and privileges as owner of such other ADSs, shares, securities or rights and may withhold the entire purchase price of the ADSs tendered hereby or deduct from such purchase price, the amount or value of such other ADSs, securities or rights as determined by the Bidder in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer Document, this tender is irrevocable.

        The undersigned understands that the valid tender of the ADSs pursuant to any one of the procedures described in Section 4, "Terms, conditions and acceptance procedure for the Tender Offer—Acceptance Procedure" of the Offer Document and in the Instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and the Bidder upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment), including the undersigned's representation that the undersigned owns the ADSs being tendered. Without limiting the foregoing, if the price to be paid in the Tender Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer Document, the Bidder may not be required to accept for payment any of the ADSs tendered hereby.

IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE SHARES REPRESENTED BY SUCH ADSs MAY NOT BE MADE.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price (converted into U.S. dollars as described below) and/or issue or return any certificates for ADSs not tendered or not accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price (converted into U.S. dollars as described below) and/or any certificate(s) for ADSs not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address(es) shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price (converted into U.S. dollars as described below) and/or any ADR(s) for ADSs not tendered or accepted for payment in the name(s) of, and deliver such check and/or such ADR(s) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any ADS tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that the Bidder has no obligation, pursuant to the "Special Payment Instructions," to transfer any ADSs or U.S. Shares from the name of the registered holder thereof if the Bidder does not accept for payment any of the ADSs so tendered.

        Payment for ADSs will be made in U.S. dollars, converted at the exchange rate obtained by the relevant payment agent on the spot market as soon as practicable after receipt of funds from the Bidder. If a holder of ADSs prefers to receive DKK, at the ADS holder's own option, such ADS holder may surrender such holder's ADRs and withdraw the underlying Shares at the Corporate Trust Office of the Bank of New York, as Depositary, located at 101 Barclay Street, New York, NY 10286. Such ADS holder may then follow the procedures for tendering their Shares as described in Section 4 of the Offer Document and will be paid DKK for such Shares.

        The actual amount of U.S. dollars received will depend upon the exchange rate obtained by the relevant payment agent on the spot market as soon as practicable after receipt of funds from the Bidder but before the date of settlement of the Offer. The undersigned understands that the U.S. dollar/DKK exchange rate which is prevailing at the date on which the undersigned tenders ADSs may be different from the rate prevailing on the dates described above. In all cases, holders of ADSs receiving the Offer Price in U.S. dollars will bear the risk of fluctuations in the U.S. dollar/DKK exchange rate. Except as described above, none of the Bidder or any of its respective advisors or agents shall have any responsibility with respect to the actual amount of cash consideration payable other than in DKK.

SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THE ADRs EVIDENCING THE ADSs OR CERTIFICATES EVIDENCING THE U.S. SHARES IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. SETTLEMENT AGENT (INCLUDING IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK ENTRY CONFIRMATION) AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

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CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

Number of ADSs represented by the lost, stolen or destroyed ADRs:

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if the check for the purchase price with respect to the ADSs purchased is to be issued in the name of someone other than the undersigned, if ADRs for ADSs not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if ADSs tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue	☐	Check
	☐	ADRs to:
Name: (Please Print)

Address: (Include ZIP Code)

Taxpayer Identification or Social Security Number (See Substitute Form W-9)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price with respect to ADSs purchased and/or ADRs evidencing ADSs in respect of which the offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at the address other than shown above.
Issue	☐	Check
	☐	ADRs to:
Name: (Please Print)

Address:
(Include ZIP Code)
Taxpayer Identification or Social Security Number (See Substitute Form W-9)

IMPORTANT
SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

X
X	Signature(s) of Shareholders
Dated
Name(s)
Capacity (Full Title) (See Instruction 5)
Address (Include Zip Code)
Area Code and Telephone Number
Taxpayer Identification or Social Security Number (See Substitute Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the ADRs evidencing the ADSs or by person(s) to whom ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
GUARANTEE OF SIGNATURE(S) (If required—See Instructions 1 and 5) FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized Signature(s)
Name
Name of Firm
Address (Include ZIP code)
Area Code and Telephone Number
Dated

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.     Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in DTC's systems whose name appears on a security position listing as the owner of the ADSs) of ADSs tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) such ADSs are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 5 and 7.

        2.     Requirements of Tender. This Letter of Transmittal is to be completed by holders of ADSs if ADRs representing ADSs are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 4, "Terms, conditions and acceptance procedure for the Tender Offer—Acceptance Procedure" of the Offer Document. ADRs evidencing tendered ADSs, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of ADSs into the U.S. Settlement Agent's account at DTC, as well as this Letter of Transmittal properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the U.S. Settlement Agent at one of its addresses set forth herein prior to the expiration of the Offer Period (as defined in Section 4, "Terms, conditions and acceptance procedure for the Tender Offer—Offer Period" of the Offer Document).

        Holders of ADSs whose ADRs are not immediately available, or who cannot deliver their ADSs and all other required documents to the U.S. Settlement Agent prior to the expiration of the Offer Period, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their ADRs representing ADSs by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 4, "Terms, conditions and acceptance procedure for the Tender Offer—Acceptance Procedure" of the Offer Document. Pursuant to such procedure: (A) such tender must be made by or through an Eligible Institution; (B) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by the Bidder ("Notice of Guaranteed Delivery"), must be received prior to the expiration of the Offer Period by the U.S. Settlement Agent as provided below; and (C) the ADRs representing ADSs (or a Book-Entry Confirmation) evidencing all tendered ADSs, in proper form for transfer, in each case together with the Letter of Transmittal properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by the Letter of Transmittal are received by the U.S. Settlement Agent within three trading days (as defined in the Offer Document) after the date of execution of such Notice of Guaranteed Delivery.

        If ADRs representing ADSs are forwarded separately to the U.S. Settlement Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. A Notice of Guaranteed Delivery may only be delivered to the U.S. Settlement Agent.

        The method of delivery of this Letter of Transmittal, ADRs representing ADSs and all other required documents, including delivery through DTC, is at the option and the risk of the tendering holder of ADSs and the delivery will be deemed made only when actually received by the U.S. Settlement Agent (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be purchased. All tendering holders of ADSs, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their ADSs for payment.

        3.     Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of ADSs and any other required information should be listed on a separate signed schedule attached hereto.

        4.     Partial Tenders. (Not applicable to Book-Entry Stockholders.) If fewer than all of the ADSs are to be tendered, fill in the number of ADSs that are to be tendered in the box entitled "Number of ADSs." In this case, new ADRs for the ADSs that were evidenced by your old ADRs, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer Period. All ADSs represented by ADRs delivered to the U.S. Settlement Agent will be deemed to have been tendered unless indicated.

        5.     Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs or certificate without alteration, enlargement or any change whatsoever.

        If any of the ADSs evidenced by ADRs tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered ADSs are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

        If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Bidder of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or ADRs for ADSs not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADRs listed and transmitted hereby, the ADRs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

        6.     Stock Transfer Taxes. If payment of the purchase price is to be made to, or if ADRs representing ADSs not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered ADRs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person)

payable on account of the transfer to such other person will be deducted from the purchase price of such ADSs purchased unless evidence satisfactory to the Bidder of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs listed in this Letter of Transmittal.

        7.     Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or ADRs representing ADSs not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such ADRs are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that ADSs not accepted for payment be credited to such account maintained at DTC as such Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such ADSs not accepted for payment will be returned by crediting the account at DTC.

        8.     Substitute Form W-9. Under U.S. federal income tax law, a non-exempt shareholder that is a U.S. citizen or resident alien is required to provide the U.S. Settlement Agent with such shareholder's correct Taxpayer Identification Number (TIN) (e.g., social security number or employer identification number) on the Substitute Form W-9 included herewith. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering shareholder to a $50 penalty and to backup withholding (at the appropriate rate, currently 28%) on the payment of any cash.

        The tendering shareholder must check the box in Part 3 if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the U.S. Settlement Agent is not provided with a TIN before payment is made, the U.S. Settlement Agent will backup withhold (at the appropriate rate, currently 28%) on all payments to such surrendering shareholders of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what TIN to give the U.S. Settlement Agent.

        Certain shareholders (including, for example, corporations and certain foreign individuals) are exempt from backup withholding requirements. Exempt shareholders should indicate their exempt status on the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement on Internal Revenue Service Form W-8BEN ("Form W-8BEN"), signed under penalties of perjury, attesting to such individual's exempt status. Failure to provide a Form W-8BEN when requested may lead to withholding at a 30% rate (foreign-person withholding). Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the U.S. Settlement Agent is required to withhold up to 28% of any payments to be made to the holder. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The U.S. Settlement Agent cannot refund amounts withheld by reason of backup withholding.

        To ensure compliance with Internal Revenue Service Circular 230, you are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion of marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any prospective investor, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

        9.     Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

        10.  Waiver of Condition. The conditions of the Offer may be waived by the Bidder in whole or in part at any time and from time to time in its discretion to the extent permitted by applicable law.

        11.  Lost, Destroyed or Stolen Certificates. If any ADR representing an ADS has been lost, destroyed or stolen, the holder of such ADS or should promptly notify the Corporate Trust Office of the Bank of New York, as Depositary. The holder of the ADS will then be instructed as to the steps that must be taken in order to replace the ADR. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

        12.  Currency of Payment. If a holder of ADSs prefers to receive DKK, accepting holders of ADSs evidenced by ADRs will receive payment in dollars instead of DKK. At the ADS holder's own option, such ADS holder may surrender their ADR(s) and withdraw the underlying Shares at the Corporate Trust Office of the Bank of New York, as Depositary, located at 101 Barclay Street, New York, NY 10286. Such ADS holder may then follow the procedures for tendering their Shares as described in Section 4 of the Offer Document and will be paid DKK for such Shares.

IMPORTANT:

        THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE U.S. SETTLEMENT AGENT PRIOR TO THE EXPIRATION OF THE OFFER PERIOD AND EITHER ADRs REPRESENTING TENDERED ADSs OR CERTIFICATES REPRESENTING U.S. SHARES MUST BE RECEIVED BY THE U.S. SETTLEMENT AGENT OR ADSs OR U.S. SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE OFFER PERIOD OR THE TENDERING HOLDER OF ADSs OR U.S. SHARES MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

PAYER'S NAME: MELLON INVESTOR SERVICES LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN) and Certification	Part I: PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number OR Employer Identification Number

Part 2—Certification— Under penalty of perjury, I certify that:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
	(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
	(3)	I am a U.S. person (including a U.S. resident alien).

Part 3—
	☐	Awaiting TIN

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
	Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.
Signature	Date

        Any questions or requests for assistance may be directed to the information agent at its address and telephone numbers set forth below. Requests for additional copies of the Offer Document or this Letter of Transmittal may be directed to the information agent. TDC Shareholders may also contact their Custodian Institutions, brokers, dealers, commercial banks or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue
20th Floor
New York, NY 10022
00 800 7710 9971 (toll-free in the EU)
+1 877 825 8631 (toll-free in the U.S. and Canada)

The Dealer Manager for the Offer is:

J.P. Morgan Securities Inc.
270 Park Avenue
New York, NY 10017
United States

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NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
IMPORTANT